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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 14, 1999


              DLJ MORTGAGE ACCEPTANCE CORP. (as depositor under the
                    Pooling and Servicing Agreement, dated as
               of April 1, 1999, providing for the issuance of the
                         DLJ MORTGAGE ACCEPTANCE CORP.,
                                GEM Trust 1999-1
             GEM Mortgage Pass-Through Certificates, Series 1999-1).


                          DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware               333-59691                13-3460894
----------------------------   --------------         --------------------
(State or Other Jurisdiction    (Commission            (I.R.S. Employer
     of Incorporation)          File Number)           Identification No.)



  277 Park Avenue
  New York, New York                                         10172
------------------------                               ----------------
 (Address of Principal                                    (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 892-3000
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Item 5.  Other Events.

Filing of Collateral Term Sheets

         In connection with the proposed offering of the GEM Trust 1999-1, GEM Mortgage Pass-Through Certificates, Series 1999-1, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as underwriter of the Certificates, has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although DLJ Mortgage Acceptance Corp., Inc. (the "Company") provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 16, 1999 and supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets filed on Form SE dated April 16, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DLJ MORTGAGE ACCEPTANCE CORP.



                                         By: /s/ Shannon Smith
                                             ---------------------------------
                                             Name:    Shannon Smith
                                             Title:   Senior Vice President



Dated:  April 16, 1999


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Exhibit Index


Exhibit                                                                    Page

99.1   Collateral Term Sheets filed on Form SE dated April 16, 1999.

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